Exhibit 21.1

	Subsidiary	% Parent Interest Held	State/Country of Incorporation	Parent
1.	IIPS OF FLORIDA, LLC	100	Florida	ING U.S., Inc.

2.	ING Financial Products Company, Inc.	100	Delaware	ING U.S., Inc.

3.	ING North America Insurance Corporation	100	Delaware	ING U.S., Inc.

4.	ING Payroll Management, Inc.	100	Delaware	ING U.S., Inc.

5.	ING Risk Management (Bermuda) Limited	100	Bermuda	ING U.S., Inc.

6.	Lion Connecticut Holdings Inc.	100	Connecticut	ING U.S., Inc.

7.	AII 1, LLC	100	Connecticut	Lion Connecticut Holdings Inc.

8.	AII 2, LLC	100	Connecticut	Lion Connecticut Holdings Inc.

9.	AII 3, LLC	100	Connecticut	Lion Connecticut Holdings Inc.

10.	AII 4, LLC	100	Connecticut	Lion Connecticut Holdings Inc.

11.	IB Holdings LLC	100	Virginia	Lion Connecticut Holdings Inc.

12.	The New Providence Insurance Company, Limited	100	Cayman Islands	IB Holdings LLC

13.	ILICA Inc.	100	Connecticut	Lion Connecticut Holdings Inc.

14.	ING Financial Partners, Inc.	100	Minnesota	Lion Connecticut Holdings Inc.

15.	ING Institutional Plan Services, LLC	100	Delaware	Lion Connecticut Holdings Inc.

16.	Australia Retirement Services Holding, LLC	100	Delaware	ING Institutional Plan Services, LLC

17.	ING Investment Advisors, LLC	100	New Jersey	ING Institutional Plan Services, LLC

18.	ING Insurance Services, Inc.	100	Connecticut	Lion Connecticut Holdings Inc.

19.	ING International Nominee Holdings, Inc.	100	Connecticut	Lion Connecticut Holdings Inc.

20.	ING Investment Management LLC	100	Delaware	Lion Connecticut Holdings Inc.

21.	ING Capital Corporation, LLC	100	Delaware	ING Investment Management LLC

22.	ING Funds Services, LLC	100	Delaware	ING Capital Corporation, LLC

23.	ING Investments Distributor, LLC	100	Delaware	ING Funds Services, LLC

24.	ING Investments, LLC	100	Arizona	ING Funds Services, LLC

25.	ING Investment Management Alternative Assets LLC	100	Delaware	ING Investment Management LLC

26.	ING Alternative Asset Management Ireland Limited	100	Ireland	ING Investment Management Alternative Assets LLC

27.	ING Alternative Asset Management LLC	100	Delaware	ING Investment Management Alternative Assets LLC

28.	ING Multi-Strategy Opportunity Fund LLC	100	Delaware	ING Alternative Asset Management LLC

29.	ING Furman Selz Investments III LLC	95.81	Delaware	ING Investment Management Alternative Assets LLC

30.	ING Pomona Holdings LLC	100	Delaware	ING Investment Management Alternative Assets LLC

31.	Pomona G.P. Holdings LLC	50	Delaware	ING Pomona Holdings LLC

32.	Opportunity Investor P Secondary Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC

33.	Pomona ING (US) Holdings Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC

34.	Pomona ING (US) Holdings Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC

35.	Pomona ING (US) Holdings Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC

36.	Pomona ING (US) Holdings Associates LLC	100	Delaware	Pomona G.P. Holdings LLC

37.	Pomona ING (US) Holdings Associates V, LLC	100	Delaware	Pomona G.P. Holdings LLC

38.	Pomona ING Asia Pacific Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC

39.	Pomona Primary Associates I, LLC	100	Delaware	Pomona G.P. Holdings LLC

40.	Pomona Primary Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC

41.	Pomona Holdings Associates II, LLC	100	Delaware	Pomona Primary Associates II LLC

42.	Pomona Primary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC

43.	Pomona Holdings Associates III LLC	100	Delaware	Pomona Primary Associates III LLC

44.	Pomona Primary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC

45.	Pomona Primary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC

46.	Pomona Secondary Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC

47.	Pomona Secondary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC

48.	Pomona Secondary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC

49.	Pomona Secondary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC

50.	Pomona Secondary Associates VI LLC	100	Delaware	Pomona G.P. Holdings LLC

51.	Pomona Secondary Associates VII LLC	100	Delaware	Pomona G.P. Holdings LLC

52.	Pomona Secondary Co-Investment Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC

53.	Pomona Management LLC	100	Delaware	ING Pomona Holdings LLC

54.	Pomona Australia Pty Limited	100	Australia	Pomona Management LLC

55.	Pomona Capital Asia Limited	100	Hong Kong	Pomona Management LLC

56.	Pomona Europe, Ltd.	100	United Kingdom	Pomona Management LLC

57.	Pomona Europe Advisers Limited	100	United Kingdom	Pomona Europe, Ltd.

58.	ING Pomona Private Equity Management (Luxembourg) S.A.	99.2	Luxembourg	ING Investment Management Alternative Assets LLC

59.	ING Realty Group LLC	100	Delaware	ING Investment Management Alternative Assets LLC

60.	ING Investment Management Co. LLC	100	Delaware	ING Investment Management LLC

61.	ING Investment Management (Bermuda) Holdings Limited	100	Bermuda	ING Investment Management Co. LLC

62.	ING Investment Management (UK) Limited	100	United Kingdom	ING Investment Management Co. LLC

63.	ING Investment Trust Co.	100	Connecticut	ING Investment Management Co. LLC

64.	ING Life Insurance and Annuity Company	100	Connecticut	Lion Connecticut Holdings Inc.

65.	Directed Services LLC	100	Delaware	ING Life Insurance and Annuity Company

66.	ING Financial Advisers, LLC	100	Delaware	ING Life Insurance and Annuity Company

67.	ING National Trust	100	Minnesota	Lion Connecticut Holdings Inc.

68.	ING USA Annuity and Life Insurance Company	100	Iowa	Lion Connecticut Holdings Inc.

69.	Langhorne I, LLC	100	Missouri	Lion Connecticut Holdings Inc.

70.	ReliaStar Life Insurance Company	100	Minnesota	Lion Connecticut Holdings Inc.

71.	ReliaStar Life Insurance Company of New York	100	New York	ReliaStar Life Insurance Company

72.	Roaring River II, LLC	100	Missouri	ReliaStar Life Insurance Company

73.	Roaring River, LLC	100	Missouri	ReliaStar Life Insurance Company

74.	Whisperingwind II, LLC	100	South Carolina	ReliaStar Life Insurance Company

75.	Systematized Benefits Administrators, Inc.	100	Connecticut	Lion Connecticut Holdings Inc.

76.	Security Life Assignment Corporation	100	Colorado	ING U.S., Inc.

77.	Security Life of Denver Insurance Company	100	Colorado	ING U.S., Inc.

78.	ING America Equities, Inc.	100	Colorado	Security Life of Denver Insurance Company

79.	Midwestern United Life Insurance Company	100	Indiana	Security Life of Denver Insurance Company

80.	Roaring River III Holding, LLC	100	Delaware	Security Life of Denver Insurance Company

81.	Roaring River III, LLC	100	Missouri	Roaring River III Holding, LLC

82.	Whisperingwind III, LLC	100	South Carolina	Security Life of Denver Insurance Company

83.	Security Life of Denver International Limited	100	Cayman Islands	ING U.S., Inc.

84.	Lion Custom Investments LLC	100	Delaware	Security Life of Denver International Limited

85.	SLDI Georgia Holdings, Inc.	100	Georgia	Security Life of Denver International Limited

86.	Lion II Custom Investments LLC	100	Delaware	SLDI Georgia Holdings, Inc.

87.	Rancho Mountain Properties, Inc.	100	Delaware	Lion II Custom Investments LLC